Events after the reporting period	3 Months Ended
Mar. 31, 2026
Events after the reporting period
Events after the reporting period

21.Events after the reporting period

Sale of I-Systems

In May 2026, the Group completed the disposal of its 51.0% stake in I-Systems to TIM S.A. Refer to note 20.2 for further details including the assets and liabilities held for sale as at March 31, 2026. The Group’s related deal contingent non-deliverable foreign exchange forward transaction matured and settled in connection with the completion of this disposal. As a result, the Group entered into a new BRL935 million (approximately $178 million) non-deliverable foreign exchange forward transaction to continue to hedge the proceeds from the disposal (until the proceeds are upstreamed), which are denominated in Brazilian Real. The long-stop date of this hedge is in June 2026.